SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 10, 2005

FINANCIAL INDUSTRIES CORPORATION

(Exact name of Registrant as specified in charter)

Texas	0-4690	74-2126975
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

6500 River Place Blvd., Building One

Austin, Texas 78730

(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 404-5000

Former name or former address, if changed since last report - Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

Item 8.01 – Other Events

On October 10, 2005, the 250th District Court of Travis County, Texas (the “Court”), heard for trial on the merits the matter of Financial Industries Corporation v. Tom Cook (Cause No. GN 401513). The litigation relates to a demand letter submitted to the Registrant in April 2004 from a law firm representing an individual shareholder (Mr. Cook) who owns 530 shares of the Registrant’s common stock, which letter set forth certain allegations and notified the Registrant that the shareholder intended to file a shareholder derivative lawsuit (the “Demand Letter”). A description of this litigation, and the matters raised by the shareholder, is set forth in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2003, under “Item 3-Legal Proceedings-Shareholder Claim”, and should be read in conjuction with this Item 8.01.

The trial on October 10th was scheduled for the Court to consider a Petition for Declaratory Judgment pursuant to the Texas Declaratory Judgments Act and Article 5.14 of the Texas Business Corporation Act (the “Petition”). The Petition, which was filed in January 2005 by a panel of independent and disinterested persons (including three directors of the Registrant) appointed by the Court pursuant to Section H(3) of Article 5.14 of the Texas Business Corporation Act (the “Panel”), described the process used by the Panel and its counsel in considering the matters raised in the Demand Letter and a subsequent submittal presented by counsel for the shareholder (the “Submittal”) . The Petition advised the Court that, after consideration of the evidence obtained through its inquiry, the Panel had unanimously made a good faith determination that derivative proceedings based on the allegations made in either the Demand Letter or the Submittal were not in the best interests of the Registrant.

After consideration of the pleadings, evidence and authorities submitted by counsel for the Registrant, the Court issued a Final Judgment on October 10, 2005, in which it ruled that the determinations made by the Panel, as reflected in a report submitted to the Court by a Special Litigation Committee appointed by the Registrant’s Board of Directors, were made: (1) in good faith, (2) after the Panel conducted a reasonable inquiry, and (3) based on the factors deemed appropriate under the circumstances by the Panel. The Court’s ruling otherwise dismissed with prejudice the derivative proceedings involved in this matter. The Final Judgment was approved as to form and substance by counsel for the Registrant and by counsel for the defendant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL INDUSTRIES CORPORATION

Date: October 20, 2005	By:	/s/ J. Bruce Boisture
J. Bruce Boisture
President and Chief Executive Officer